Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicated where omissions have been made.

Exhibit 10.3

2020 Pricing Agreement (2170 Cells)

PPA Effective Date: 4/1/2020

Seller’s Vendor Number with Tesla	133618
Pricing Validity Period (“Pricing Term”)	4/1/2020	through	3/31/2023
Forecasted Volumes during Pricing Term	See Section 8(a) below
Payment Terms	[***]

1.

This 2020 Pricing Agreement (Gigafactory 2170 Cells) (the “PPA”) is entered into by the Tesla, Inc. and Tesla Motors Netherlands B.V. (collectively, “Tesla”) and Panasonic Corporation (“Panasonic Corp.”) and Panasonic Corporation of North America, for and on behalf of its division Panasonic Energy of North America (“PENA”) (collectively, “Seller”) with respect to certain cylindrical lithium-ion battery cells made by or on behalf of Seller (collectively, "Cells") at Tesla’s Gigafactory in Sparks, Nevada (the “Factory”). The Parties shall meet and confer in good faith to finalize an agreed, written Specification for each type of Goods, including the agreed watt-hour (Wh) capacity and size.  The price per Cell is referred to as the “Unit Price.”  Terms used herein with initial capitalization have the meanings given where used or in the Gigafactory Contract.

2.

Pricing Term.  The Pricing Term for this PPA shall be as set forth in the table above, subject to the following: by giving written notice to the other Party on or prior to June 30, 2021, either Party may elect to terminate this PPA for convenience as of March 31, 2022.  In the event that a Party elects to so terminate this PPA, the Parties shall negotiate in good faith terms and conditions for a new pricing agreement.

3.

Orders.  Tesla and any of its Affiliates may order Goods pursuant to Purchase Orders or Releases issued directly to Seller and each such Purchase Order and Release shall be governed by the Gigafactory Contract.  The applicable delivery dates will be specified in Purchase Orders or Releases issued and accepted per Sections 1.2 and 1.3 of the GTC or otherwise agreed per the production planning process in Section 1.1 of the GTC.  Seller shall direct all invoices under a Purchase Order to the Tesla entity identified in the Purchase Order or, if applicable, in the applicable Release.

4.	Volumes.
a.

Volume Commitment. Subject to Section 4.c (Conditions), Tesla will order and purchase, and Seller will produce and deliver, [***] Base Volume Commitment of Cells in Table 1 below or the volume of Cells that are [***] agreed per Section 4.b below  (the “Volume Commitment”) as follows:

Table 1 – Base Volume Commitment
Timeframe		Volume
[***]		[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]

* See Section 4.c.i below **See Section 4.c.viii below

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Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicated where omissions have been made.

b.

Production Planning.  The Parties will confirm the Production Plan as follows:  during the Transition (defined below), at the beginning of each month; and thereafter, at the beginning of each calendar quarter.  To that end, Tesla will provide [***], Seller will provide its [***], and the Parties will discuss in good faith.  The Production Plan is intended to cover [***].  This process enables the Parties to adjust volumes under the prior Production Plan and confirm the volumes for the subsequent period of [***].  As noted above, the Volume Commitment will be the [***] the volumes [***] or the volumes described in Section 4.a above, subject to fluctuations within that timeframe as permitted by GTC section 1.5 or by PPA section 4.c.i.

c.	Conditions.
i.

During Transition, if the production volumes by Seller exceed the Volume Commitment, the Volume Commitment shall increase based on actual increase in Seller’s production up to [***] Cells.  If Transition is delayed past the scheduled timeframe, then: (1) the Volume Commitment during the Transition shall be [***] Cells; and (2) if the delay is due to circumstances beyond the Parties’ reasonable control which cannot be mitigated through Commercially Reasonable Efforts, the Parties will discuss in good faith a [***] to the Volume Commitment based on the anticipated production impact with reference to Table 2 below.

Table 2 – Target Production Volume by Line
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

ii.	Tesla’s obligations to purchase the Volume Commitment is subject to the conditions set out in Section 1.6 (Purchase Commitment) of the GTC.
iii.	Tesla’s obligation to purchase the Volume Commitment shall be reduced by the quantity of Cells [***].
iv.	Seller’s obligation to deliver the Volume Commitment shall be reduced by the quantity of Cells [***].
v.

Any forecast volumes in excess of the Volume Commitment is provided for planning purposes only and is not a volume guarantee and neither Tesla nor Seller shall have any liability for such excess volumes except to the extent expressly agreed through the Production Plan.

vi.

Tesla’s obligation to purchase the Volume Commitment hereunder shall be deemed to be satisfied and shall be reduced, as applicable, to the extent that one or more Authorized Purchasers purchases Goods in connection with this PPA.

vii.

If Seller reasonably believes that Tesla will not order and purchase the Volume Commitment, or if Tesla reasonably believes that Seller will not produce and deliver the Volume Commitment, either Party may notify the other in writing and the Parties shall discuss in good faith.

viii.

The [***] Base Volume Commitment for [***], respectively, set forth in Table 1 [***] shall apply if [***]; provided, however, that the Base Volume Commitment in [***] is subject to Section 4.d.ii below.

d.	Capital.
i.

Except as otherwise agreed in writing by Tesla (e.g. in the Lease or in a signed change order), Seller shall make all capital and operational investments required for production of Goods for Tesla in accordance with the Production Plan and under this PPA (e.g. equipment, systems, other tangible items, etc.), including equipment and labor for production or for [***].  For purposes of the foregoing clause, Tesla will accept responsibility for [***] is undertaken at Tesla’s request and pursuant to a change order that is signed prior to [***].

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Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicated where omissions have been made.

ii.

Seller commits to [***] together with [***], subject to approval by the Board of Directors of Panasonic Corp. Seller will use best efforts to secure such approval.  If so approved, Seller will use best efforts to [***].  In no event shall the [***] the Baseline Prices set forth in Table 3 below.  If [***], the Base Volume Commitment [***] per Table 1 above.

iii.

The Parties agree and acknowledge that [***] (including, without limitation, equipment purchases and installation costs) in connection with [***] through [***] and in [***], which the Parties agree and acknowledge [***], provided that [***].  The Parties agree that Tesla shall have the right to audit [***] upon request, at minimum once annually.

iv.

Without limiting anything to the contrary herein or in the GTC, the Parties will discuss in good faith if Tesla requests that Seller [***] and Seller will not be obligated to proceed except as agreed in writing by both Parties.

5.

Pricing.  The Parties agree that the Unit Prices for Cells will be firm and fixed prices determined with reference to the applicable baseline price (“Baseline Price”) and will not increase for any reason except as expressly contemplated below or otherwise mutually agreed by the Parties through either a formal signed amendment hereof or a PO that is issued by Tesla and accepted by Seller.  No further amounts shall be payable by Tesla for any reason, except as may be applicable per Section 9 (Changes) below or Section 4 (Volumes) above.

a.	Baseline Pricing.
i.	The Baseline Price for 2170 Cells produced at the Factory shall be as follows per Cell ([***] is included for ease of reference only):

Table 3 – Baseline Prices
	[***]	[***]	[***]
		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

[***]

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Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicated where omissions have been made.

ii.	The Baseline Prices in Table 3 [***] shall [***].
iii.	If [***], the Volume Commitment [***] per Table 1. To the extent that [***], the Parties shall [***].
iv.	[***] Baseline Price [***]in Table 3 above is [***]. The [***] Baseline Price [***] shall be [***].
b.

Metals Adjustment.  Each month during the Pricing Term starting [***], the Baseline Price shall adjust as follows:  the Parties will measure the [***] for [***] per the applicable index or metric for the applicable measurement window in the table below (this is the “Index Average Cost”), and adjust the Baseline Price (up or down) based on the difference between the then-current Index Average Cost for each material and the baseline commodity assumptions set forth below.

Table 4: Metals Adjustment
Cell Material	[***]	[***]	[***]	[***]
Index/Metric	[***]	[***]	[***]	[***]
Measurement Window	[***]	[***]	[***]	[***]
Content per Cell: [***] Baseline	[***] per Cell	[***] per Cell	[***] per Cell	[***] per Cell
Content per Cell: [***] Baseline	[***] per Cell	[***] per Cell	[***] per Cell	[***] per Cell
Content per Cell: [***] Baseline	[***] per Cell	[***] per Cell	[***] per Cell	[***] per Cell
[***]	[***]	[***]	[***]	[***]

* The foregoing values shall be set based on [***].

c.

Lithium Adjustment.  Each [***] during the Pricing Term starting [***], the Baseline Price shall adjust as follows:  the Parties will measure the [***] prices for [***] for the applicable measurement window in the table below, and adjust the Baseline Price (up or down) based on the difference between the then-current Index Average Cost and the baseline commodity assumption set forth below.

Table 5-A: Lithium Adjustment
Cell Material	[***]
Index/Metric	[***]
Measurement Window	See Table 5-B below
Content per Cell: [***] Baseline	[***] per Cell
Content per Cell: [***] Baseline	[***] per Cell
Content per Cell: [***] Baseline	[***] per Cell
Commodity Price Baseline	[***]

* The foregoing value shall be set based on [***].

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Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicated where omissions have been made.

Table 5-B: Measurement Window for Lithium Adjustment and [***]
Pricing Period	Measurement Window
Calendar Year [***]	[***]
Calendar Year [***]	[***]
Calendar Year [***]	[***]
Calendar Year [***]	[***]

d.

[***]Adjustment.  Each [***] during the Pricing Term starting [***], the Baseline Price shall adjust based on the change in the [***] and [***] for Cell Materials [***] per the [***].  For example, for Goods  scheduled for delivery in [***], this adjustment shall take place with respect to the exchange rate for [***].  The baseline exchange rate as of the PPA Effective Date shall be [***].

e.

Adjustment for Savings.  If and to the extent that the Parties realize savings due to [***], the Parties shall discuss in good faith and may mutually agree on a [***] adjustment to the Baseline Prices for [***] Cells through either a formal signed amendment hereof or a PO that is issued by Tesla and accepted by Seller.

f.

Adjustment for [***].  The Parties agree that the [***] Baseline Prices set forth above include charges for the [***] related to [***], as described in Table 6 below.  The Parties agree that the [***] Baseline Prices shall [***] in Table 6.  Seller shall document and substantiate [***] upon request by Tesla.

Table 6
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
6.	[***] Transition Costs.
a.	Seller has sole financial responsibility for all [***] (collectively, "Transition Costs") for the [***] (the "Transition"), except as expressly stated otherwise below.
b.	Assumptions. The [***] Baseline Prices assume that [***] during Transition [***] and [***]. [***]. The Parties acknowledge that [***] the foregoing assumptions.
c.	[***]. [***] means the quantity of Cells [***]. [***] means [***]. [***] means [***], where [***] means [***] in Table 7 below.

Table 7: [***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

d.	[***]. Seller will [***] as described in the table attached as Exhibit A [***].

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Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicated where omissions have been made.

e.

Monthly Reporting.  At the end of each month through the completion of the Transition, Seller shall review with Tesla’s commercial and finance team in person (if possible) the actual and incremental [***] for such month [***].

f.	One-Time Annual True-Up. At the completion of the Transition, , the Parties will review [***] related to the Transition [***] and:
i.	If the actual [***], Seller shall pay Tesla an amount equal to [***];
ii.	If the actual [***], Tesla shall pay Seller an amount equal to [***];
iii.	If the actual [***], Seller shall pay Tesla an amount equal to [***];
iv.	If the actual [***] Tesla shall [***].
7.	Bill of Materials.
a.	Except as expressly agreed in writing by the Parties and subject to Section 7.b below, Seller shall be responsible (as between the Parties) for [***], and in no event [***] in connection [***].
b.

The Parties may engage in projects with respect to the bill of materials for Cells to improve quality and reduce cost and pricing during the Pricing Term as mutually agreed after a good faith discussion.

c.

As reasonably requested by Seller, Tesla will participate in all supplier and material qualification processes relevant to this PPA and to the cost trajectory and will not unreasonably withhold or delay its participation in such processes.

8.	Material Sourcing.
a.

Seller will comply with the Tesla Supplier Code of Conduct which is available at https://www.tesla.com/sites/default/files/about/legal/tesla-supplier-code-of-conduct.pdf and, to the extent applicable, the Tesla Human Rights And Conflict Minerals Policy which is available at https://www.tesla.com/about/legal#human-rights-and-conflict-minerals-policy (the foregoing two policies are referred to, collectively, as “Tesla’s Conduct Policies”).

b.

In connection with the sourcing of cobalt and battery cell materials produced with cobalt (e.g. cathode) (collectively, “Cobalt”) and if applicable conflict minerals, Seller shall (i) comply with the Responsible Minerals Initiative standards (“RMI Standards”), (ii) comply with all applicable Laws, (iii) require each supplier and sub-supplier of Cobalt to submit a comprehensive response using the Cobalt Reporting Template, available at http://www.responsiblemineralsinitiative.org/emerging-risks/cobalt-reporting-template/, to confirm that such entities comply with the RMI Standards, and (iv) provide copies of all such responses and data to Tesla no later than February 28 of each year through during the Pricing Term.

c.

If and to the extent that Seller discovers that a supplier or sub-supplier fails to comply with an applicable Law, the RMI Standards, or Tesla’s Conduct Policies, the Parties shall promptly discuss in good faith how to mitigate the impact on Tesla.

9.

Changes.  Section 2.2 (Changes) of the GTC shall govern any Changes, which may include equitable price adjustments or other appropriate adjustments not expressly described in this PPA, agreed by the Parties during the Pricing Term.

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Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicated where omissions have been made.

10.

Customs, Duties, and Tariffs.  Except as expressly agreed in writing by the Parties:  (a) [***]; (b) [***].  The Unit Prices shall not change during the Pricing Term in connection with any change in the amounts of any such duties, tariffs, or other charges; provided, however, that [***].

11.	Miscellaneous.
a.

The Parties’ Amended and Restated General Terms and Conditions for Gigafactory dated January 1, 2020 ( “Amended and Restated GTC”), including Section 4.1 (Open Book Structure) thereof and Non-Disclosure Agreement for Commercial Agreement, Gigafactory dated July 1, 2019 (“NDA”), are incorporated by reference as integral parts hereof.

b.

The Amended and Restated GTC, the NDA, this PPA, applicable sections of the Amended and Restated Factory Lease dated January 1, 2017 (“Lease”), and Purchase Orders and Releases issued by or for Tesla hereunder (collectively, “Gigafactory Contract”) constitute the entire agreement between the Parties with respect to the subject matter of this PPA and supersede all prior oral or written representations or agreements by the Parties with respect to its subject matter. No subsequent terms, conditions, understandings, or agreements purporting to modify the terms of this PPA will be binding unless in writing and signed by both Parties.

c.

In the event of a conflict between or among the document comprising the Gigafactory Contract, the conflict shall be resolved per Section 16.3 (Conflicts) of the GTC.  For the avoidance of doubt, (i) this PPA shall control in the event of a conflict between the terms hereof and the terms of the Production Pricing Agreement dated September 30, 2014 (the “2014 PPA”) with respect to the subject matter hereof, and (ii) the signature of this PPA shall not terminate, or be deemed to terminate, the 2014 PPA.

d.	This PPA may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument.

[Signature page follows]

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Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicated where omissions have been made.

Agreed by authorized representatives of each Party and signed by the Parties as of the PPA Effective Date.

Tesla, Inc.		Tesla Motors Netherlands B.V.
By:	/s/ Karn Budhiraj	By:	/s/ Stephan Werkman
Printed:	Karn Budhiraj	Printed:	Stephan Werkman
Title:	VP, Global Supply Management	Title:	Director
Date:	9 June 2020	Date:	10/06/2020

Panasonic Corporation		Panasonic Corporation of North America, for and on behalf of its division Panasonic Energy of North America
By:	/s/ Mototsugu Sato	By:	/s/ Thomas G Korte
Printed:	Mototsugu Sato	Printed:	Thomas G. Korte
Title:	Representative Director, Executive Vice President	Title:	Senior Vice President of Operations at Panasonic Corporation of North America, and Chief Financial Officer of Panasonic’s US Company
Date:	2020 June 6
		Date:	Jun 5, 2020

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Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicated where omissions have been made.

Exhibit A:  [***]

[***]

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